Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of iShares, Inc. of our reports dated October 24, 2024, relating to the financial statements and financial highlights, which appear in the Annual Reports on Form N-CSR for the funds listed in Appendix A for the year ended August 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2024

Appendix A

iShares, Inc.

1. iShares Core MSCI Emerging Markets ETF

2. iShares Currency Hedged MSCI Emerging Markets ETF

3. iShares Emerging Markets Equity Factor ETF

4. iShares ESG Aware MSCI EM ETF

5. iShares Frontier and Select EM ETF

6. iShares MSCI Agriculture Producers ETF

7. iShares MSCI Australia ETF

8. iShares MSCI Austria ETF

9. iShares MSCI Belgium ETF

10. iShares MSCI BIC ETF

11. iShares MSCI Brazil ETF

12. iShares MSCI Canada ETF

13. iShares MSCI Chile ETF

14. iShares MSCI Emerging Markets Asia ETF

15. iShares MSCI Emerging Markets ETF

16. iShares MSCI Emerging Markets ex China ETF

17. iShares MSCI Emerging Markets Min Vol Factor ETF

18. iShares MSCI Emerging Markets Small-Cap ETF

19. iShares MSCI Eurozone ETF

20. iShares MSCI France ETF

21. iShares MSCI Germany ETF

22. iShares MSCI Global Energy Producers ETF

23. iShares MSCI Global Gold Miners ETF

24. iShares MSCI Global Metals & Mining Producers ETF

25. iShares MSCI Global Min Vol Factor ETF

26. iShares MSCI Global Silver and Metals Miners ETF

27. iShares MSCI Hong Kong ETF

28. iShares MSCI Israel ETF

29. iShares MSCI Italy ETF

30. iShares MSCI Japan ETF

31. iShares MSCI Japan Small-Cap ETF

32. iShares MSCI Malaysia ETF

33. iShares MSCI Mexico ETF

34. iShares MSCI Netherlands ETF

35. iShares MSCI Pacific ex Japan ETF

36. iShares MSCI Russia ETF

37. iShares MSCI Singapore ETF

38. iShares MSCI South Africa ETF

39. iShares MSCI South Korea ETF

40. iShares MSCI Spain ETF

41. iShares MSCI Sweden ETF

42. iShares MSCI Switzerland ETF

43. iShares MSCI Taiwan ETF

44. iShares MSCI Thailand ETF

45. iShares MSCI Turkey ETF

46. iShares MSCI USA Equal Weighted ETF

47. iShares MSCI World ETF

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